Right of use assets and related lease liabilities	12 Months Ended
Dec. 31, 2023
Disclosure of leases [Abstract]
Right of use assets and related lease liabilities	Right of use assets and related lease liabilities
For lease arrangements that were accounted for under IFRS 16 – Leases, we had bareboat charter-in commitments on three vessels under fixed rate bareboat agreements and 18 vessels under variable rate bareboat agreements during the year ended December 31, 2023 and we had bareboat charter-in commitments on three vessels under fixed rate bareboat agreements and 19 vessels under variable rate bareboat agreements during the year ended December 31, 2022. These arrangements were accounted for under IFRS 16 - Leases.
During the year ended December 31, 2023, we exercised the purchase options for all vessels under lease arrangements and had no further commitments as of December 31, 2023.
IFRS 16 - Leases - 3 MRs
In January 2019, we recognized right-of-use assets and corresponding liabilities relating to three bareboat chartered-in vessel commitments (STI Beryl, STI Le Rocher and STI Larvotto). The bareboat contracts for these three vessels were entered into in April 2017, were scheduled to expire in April 2025, and had a fixed lease payment of $8,800 per vessel per day. We had the option to purchase these vessels beginning at the end of the fifth year of the agreement through the end of the eighth year of the agreement, which we exercised during the year ended December 31, 2023. Additionally, a deposit (a seller's credit) of $4.4 million per vessel was retained by the buyer, the present value of which was recorded within Other Assets on our Consolidated Balance Sheet, which was accreted (as part of interest income) under the effective interest method over the expected life of the lease. Based on the analysis of the purchase options performed at the lease inception date, we determined the lease terms to be eight years, from the commencement date through the expiration date of each lease. A weighted average incremental borrowing rate of approximately 6.0% was applied at the date of initial application of IFRS 16 on this arrangement.
The IFRS 16 - Leases - 3 MRs obligations were secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could have canceled the lease in the event of a material adverse change in our business.
In November 2023, we gave notice to exercise the purchase options for each of the three vessels, triggering a re-assessment of the lease liabilities resulting in an aggregate increase in the lease liabilities and corresponding adjustment to the right of use assets of $28.8 million. Additionally, we recorded a $1.0 million gain to accelerate the remaining accretion on the deposits. The aggregate deposits of $13.1 million were applied to the purchase price of the vessels when the purchase options were exercised in December 2023.
As of December 31, 2023, we had no further obligation related to these lease liabilities. The aggregate outstanding balance of these lease liabilities was $21.1 million as of December 31, 2022.
IFRS 16 - Leases - Trafigura Transaction
On September 26, 2019, we acquired subsidiaries of Trafigura Maritime Logistics Pte. Ltd. ("Trafigura") which had leasehold interests in 19 product tankers under bareboat charter agreements (the "Agreements") with subsidiaries of an international financial institution (the "Trafigura Transaction").
On the date of the Trafigura Transaction, certain terms of the Agreements were modified ("Modified Agreements" and, collectively, "IFRS 16 - Leases - $670.0 Million"). Under IFRS 16- Leases the Modified Agreements did not meet the criteria to qualify as separate leases and were measured accordingly as lease modifications. The Modified Agreements each had a term of eight years from the latter of the date of the Trafigura Transaction or the delivery date of the respective vessel, and we had purchase options beginning after the first year of each agreement, limited to eight vessels until after the third anniversary date. Based on the analysis of the purchase options performed at the inception date of the leases, we determined the lease terms to be eight years from the commencement date of the Modified Agreements, through the expiration date of each lease, at which time we assumed that the exercise of the purchase options to be reasonably certain.
The Modified Agreements bore interest at LIBOR plus a margin of 3.50% per annum and were being repaid in equal monthly installments of approximately $0.2 million per month per vessel. Additionally, an aggregate prepayment of $18.0 million ($0.8 million for each MR and $1.5 million for each LR2) was made in equal monthly installments over the first 12 months of each Modified Agreement.
Commencing with the date of the Trafigura Transaction, the following vessels were leased under the Modified Agreements: STI Magic, STI Majestic, STI Mystery, STI Marvel, STI Magnetic, STI Millennia, STI Magister, STI Mythic, STI Marshall, STI Modest, STI Maverick, STI Miracle, STI Maestro, STI Mighty, STI Maximus, STI Lobelia, STI Lotus, STI Lily and STI Lavender. The Modified Agreements were secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in our business. The leased vessels are required to maintain a fair value, as determined by an annual appraisal from an approved third-party broker, of 111% of the outstanding principal balance as of the last banking day of the year.
In April 2022, we exercised the purchase option on STI Majestic and repaid the aggregate outstanding lease obligation of $25.6 million relating to this vessel under the IFRS 16 - Leases - $670.0 Million lease agreement. This vessel was subsequently sold as described in Note 5.
During the year ended December 31, 2023, we gave notice to exercise the purchase options on the remaining 18 vessels, triggering a re-assessment of the lease liabilities and resulting in an aggregate increase in the lease liabilities and corresponding adjustment to the right of use assets of $4.5 million. Upon the closing of these purchases, we repaid the aggregate outstanding lease obligation of $459.1 million relating to these vessels under the IFRS 16 - Leases - $670.0 Million lease agreement.
At December 31, 2023, there was no further obligation under these lease liabilities. The aggregate outstanding balance of these lease liabilities was $475.9 million at December 31, 2022.
The following is the activity of the "Right of use assets for vessels" starting on January 1, 2022 through December 31, 2023:

In thousands of U.S. Dollars	Vessels	Drydock	Total
Cost
As of January 1, 2023	$798,083	$22,577	$820,660
Transfers to vessels, net (1)	(831,385)	(19,942)	(851,327)
Additions (2)	33,302	—	33,302
Write-offs (3)	—	(2,635)	(2,635)
As of December 31, 2023	—	—	—

Accumulated depreciation and impairment
As of January 1, 2023	(114,902)	(15,932)	(130,834)
Charge for the period	(21,321)	(2,923)	(24,244)
Transfers to vessels, net (1)	136,223	16,220	152,443
Write-offs (3)	—	2,635	2,635
As of December 31, 2023	—	—	—

Net book value
As of December 31, 2023	$—	$—	$—
(1)    Primarily represents the net book value of the 21 vessels for which the purchase options were exercised during the year ended December 31, 2023 and transferred to Vessels and drydock.
(2)    Represents the adjustment to the right of use asset as a result of the remeasurement of the related lease liability upon the commitments to exercise the purchase options.
(3)    Represents the write-offs of fully depreciated notional drydock costs on certain of our vessels.

In thousands of U.S. Dollars	Vessels	Drydock	Total
Cost
As of January 1, 2022	$836,246	$23,562	$859,808
Disposal of vessels (1)	(38,163)	(985)	(39,148)
As of December 31, 2022	798,083	22,577	820,660

Accumulated depreciation and impairment
As of January 1, 2022	(84,221)	(11,562)	(95,783)
Charge for the period	(33,928)	(4,899)	(38,827)
Disposal of vessels (1)	3,247	529	3,776
As of December 31, 2022	(114,902)	(15,932)	(130,834)

Net book value
As of December 31, 2022	$683,181	$6,645	$689,826
(1)    Represents the net book value of one MR vessel (STI Majestic) which was sold during the year ended December 31, 2022. This transaction is described in Note 5 above.
The following table summarizes the payments made for the years ended December 31, 2023 and 2022 relating to lease liabilities accounted for under IFRS 16 - Leases:

	For the year ended December 31,
In thousands of U.S. dollars	2023	2022
Interest expense recognized in consolidated statements of operations	$23,749	$30,420
Principal repayments recognized in consolidated cash flow statements (1)	516,127	79,502
Net decrease (increase) in accrued interest expense	467	(188)
Total payments on lease liabilities under IFRS 16 - Leases	$540,343	$109,734
(1)    Principal repayments during the year ended December 31, 2022 includes the $25.6 million repayment of the lease obligation of one MR vessel (STI Majestic) which was sold during the year ended December 31, 2022. This transaction is described above.
Vessels recorded as Right of use assets derive income from subleases through time charter-out and pool arrangements. For the years ended December 31, 2023, 2022 and 2021, sublease income of $136.6 million, $246.5 million and $91.8 million, respectively, is included in Vessel revenue.